Exhibit 99.2

Veeco (Nasdaq: VECO) October 27, 2020 Q3 2020 Financial Results Conference Call

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Safe Harbor 2 This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID-19 pandemic and the affects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and segments, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

CEO Overview William J. Miller, Ph.D.

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 • Top Line driven by strength in Data Storage • Demonstrated consistent profitability • $10M in cashflow from operations • Further significant customer engagement in Data Storage, Front End Semiconductor and Compound Semiconductor • Maintaining employee health measures and business resiliency during global pandemic • Healthy backlog Confident outlook given favorable market dynamics and healthy backlog 4 Q3 2020 Highlights Revenue Non-GAAP Operating Income Non-GAAP EPS $112M $14M 22¢ A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

CFO Financial Review John P. Kiernan

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 6 Q3 2020 Revenue by Market & Region 18% 18% 17% 47% Revenue by Market Revenue by Region Scientific & Industrial Front-End Semiconductor LED Lighting, Display & Compound Semiconductor Advanced Packaging, MEMS & RF Filters 42% 36% 9% 13% EMEA China United States ROW $112M ROW includes Japan, Taiwan, Korea and South East Asia

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Operating Results 7 $ millions (except per share amounts) GAAP Non-GAAP Q2 20 Q3 20 Q2 20 Q3 20 Revenue $98.6 $112.1 $98.6 $112.1 Gross Profit 41.9 49.1 42.4 49.8 Gross Margin 42.5% 43.8% 43.0% 44.5% Operating Expenses 41.5 42.2 34.4 35.7 Operating Income / (Loss) 0.4 7.0 8.0 14.1 Net Income / (Loss) (8.3) 0.6 5.5 11.0 Diluted Earnings/(Loss) Per Share $(0.17) $0.01 $0.11 $0.22 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Balance Sheet and Cash Flow Highlights 8 $ millions Q2 20 Q3 20 Cash & Short-Term Investments 301 310 Accounts Receivable 67 80 Inventories 137 143 Accounts Payable 26 34 Long-Term Debt 317 321 Cash Flow from Operations 20 10 DSO (days) 61 64 DOI 211 200 DPO 42 49 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Q4 2020 Guidance 9 GAAP Non-GAAP Revenue $120M - $135M $120M - $135M Gross Margin 42% - 44% 42% - 44% Operating Expenses $43M - $45M $36M - $38M Net Income / (Loss) $1M - $9M $11M - $19M Earnings/(Loss) Per Share $0.02 - $0.17 $0.22 - $0.37 A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

CEO Market Update William J. Miller, Ph.D.

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 11 Markets and Technologies High Performance Computing AI / High Performance Computing Photonics / 5G Cloud / Data Storage *Compound Semi includes LED, Lighting & Display RF – Radio Frequency AI – Artificial Intelligence 5G – Fifth Generation Wireless MOCVD – Metal Organic Chemical Vapor Deposition AP – Advanced Packaging Front End Semi Advanced Packaging, MEMS & RF Filters Compound Semi* Scientific & Industrial Ion Beam Laser Annealing Ion Beam MOCVD Wet Etch & Clean AP Lithography Wet Etch & Clean Market Served Drivers Veeco Technologies Veeco applies unique know-how to solve unmet needs with the right technology for commercial scaling

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 12 Market Segmentation Update Front-End Semiconductor Scientific & Industrial (includes Data Storage) LED Lighting, Display & Compound Semiconductor Advanced Packaging, MEMS & RF Filters Semiconductor (includes Advanced Packaging) Scientific & Other (includes MEMS) Compound Semiconductor (includes RF Filters) Data Storage Future Market Segments Current Market Segments New market segmentation aligns with Veeco’s strategic focus

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Focus product lines Extend core technologies Strengthen leverage & profitability Resilient essential business • Optimize R&D spending • Strengthen foundational businesses • Employees • Service • Supply Chain • Manufacturing • Front End Semi • Compound Semi • Reduce operating expenses • Deliver strong gross margin Improved company performance today while investing for longer-term growth 13 2020 Progress Phase I of Company Transformation Phase II of Company Transformation

Q&A

Reconciliation Tables

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Note on Reconciliation Tables 16 These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 17 Supplemental Information—GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. US$ millions Q2 20 Q3 20 Net Sales $98.6 $112.1 GAAP Gross Profit 41.9 49.1 GAAP Gross Margin 42.5% 43.8% Add: Share-Based Comp 0.5 0.4 Add: Other - 0.3 Non-GAAP Gross Profit $42.4 $49.8 Non-GAAP Gross Margin 43.0% 44.5% US$ millions Q2 20 Q3 20 GAAP Net Income (Loss) $(8.3) $0.6 Add: Share-Based Comp 3.0 2.9 Add: Amortization 3.8 3.8 Add: Restructuring 0.5 - Add: Asset Impairment 0.3 - Add: Release of inventory fair value step-up for purchase accounting - 0.3 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 - Add: Interest Expense 5.6 6.2 Add: Loss on extinguishment of debt 3.0 - Add: Tax expense (benefit) 0.1 0.2 Non-GAAP Operating Income (Loss) $8.0 $14.1 US$ millions, except per share amounts Q2 20 Q3 20 GAAP Basic EPS (0.17) 0.01 GAAP Diluted EPS (0.17) 0.01 GAAP Net Income (Loss) (8.3) 0.6 Add: Share-Based Comp 3.0 2.9 Add: Amortization 3.8 3.8 Add: Restructuring 0.5 - Add: Asset Impairment 0.3 - Add: Release of inventory fair value step-up for purchase accounting - 0.3 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 - Add: Non-Cash Interest Expense 3.5 3.5 Add: Loss on extinguishment of debt 3.0 - Add: Tax Adjustment from GAAP to Non-GAAP (0.3) (0.2) Non-GAAP Net Income (Loss) 5.5 11.0 Non-GAAP Basic EPS 0.11 0.23 Non-GAAP Diluted EPS 0.11 0.22

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 18 Q3 2020 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $112.1 $112.1 Gross Profit 49.1 0.4 0.3 49.8 Gross Margin 43.8% 44.5% Operating Expenses 42.2 (2.6) (3.8) 35.8 Operating Income (Loss) 7.0 2.9 3.8 0.3 14.1 Net Income (Loss) $0.6 2.9 3.8 3.7 $11.0 Income (Loss) Per Common Share: Basic $0.01 $0.23 Diluted 0.01 0.22 Weighted Average Number of Shares: Basic 48.3 48.3 Diluted 49.2 49.2 Other Non-GAAP Adjustments Release of inventory fair value step-up associated with the Ultratech purchase accounting 0.3 Subtotal 0.3 Non-Cash Interest Expense 3.5 Non-GAAP Tax Adjustment (0.2) Total Other 3.7

Q3 2020 Financial Results Conference Call | All Rights Reserved. ©2020 19 Q4 2020 Guidance: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $120–$135 $120–$136 Gross Profit 50–60 ——— 50–60 Gross Margin 42%–44% 42%–44% Operating Expenses $43–$45 (3) (4) — $36–$38 Operating Income (Loss) $7–$15 3 4 — $14–$22 Net Income (Loss) $1–$9 3 4 3 $11–$19 Income (Loss) per Diluted Share $0.02–$0.17 $0.22–$0.37 GAAP Net Income (Loss) $1–$9 Share-Based Compensation 3 Amortization 4 Interest Expense, Net 6 Non-GAAP Operating Income (Loss) $14–$22

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